TEMPORARY CERTIFICATE EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

INCORPORATED UNDER THE LAWS                                       COMMON STOCK
 OF THE STATE OF DELAWARE                                        PAR VALUE $0.01

         NUMBER                     HomeUSA                          SHARES
         ______                                                      ______

                                                                CUSIP __________
                                                                SEE REVERSE SIDE
                                                                FOR CERTAIN
                                                                DEFINITIONS
                                  HomeUSA, Inc.

THIS TO CERTIFY THAT



IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

HomeUSA, Inc. transferable on the books of the corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                   C E R T I F I C A T E    O F    S T O C K

Dated _________________________                     COUNTERSIGNED AND REGISTERED
                                                       CHASEMELLON SHAREHOLDER
_______________________________      [S E A L]         SERVICES, L.L.C.
 CHAIRMAN OF THE BOARD, CHIEF                                 TRANSFER AGENT AND
EXECUTIVE OFFICER AND PRESIDENT                                REGISTRANT
                                                    BY

_______________________________
  SENIOR VICE PRESIDENT AND
    CORPORATE SECRETARY                                     AUTHORIZED SIGNATURE

                                 [HomeUSA LOGO]

                                 HomeUSA, Inc.

     The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                   UNIF GIFT MIN ACT--
TEN COM -- as tenants in common                    ________Custodian_________
TEN ENT -- as tenants by the entireties             (Cust)            (Minor)
JT TEN  -- as joint tenants with right of          Under Uniform Gifts to Minors
           survivorship and not as tenants         Act ______________________
           in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
|                                    |
|____________________________________|__________________________________________


________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE
________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________


      NOTICE:                     X_____________________________________________
THE SIGNATURE(S) TO                              (SIGNATURE)
THIS ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN
UPON THE FACE OF THE -->
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR EN-                 X_____________________________________________
LARGEMENT OR ANY                                 (SIGNATURE)
CHANGE WHATEVER
                            ---------------------------------------------------
                           | THE SIGNATURE(S) SHOULD BE GUARANGEED BY AN       |
                           | ELIGIBLE GUARANTOR INSTITUTION [BANKS,            |
                           | STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND | | CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED | | SIGNATURE GUARANTEE MEDALLION PROGRAM], PURSUANT |
                           | TO S.E.C. RULE 17Ad 15                            |
                           |---------------------------------------------------|
                           | SIGNATURE(S) GUARANTEED BY:                       |
                           |                                                   |
                           |                                                   |
                           |                                                   |
                           |                                                   |
                           |                                                   |
                           |                                                   |
                            ---------------------------------------------------


AMERICAN BANKNOTE COMPANY      PRODUCTION COORDINATOR-BELINDA BECK - 21b830 2198
                                             PROOF OF OCTOBER 29, 1997
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